UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (date of earliest event reported): August 3, 2001


                          MID-POWER SERVICE CORPORATION
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             (Exact name of registrant as specified in its charter)


       Delaware                     2-85602-D                  87-0398403
  ---------------------      -----------------------     ----------------------
    (State or other                (Commission                (IRS Employer
    jurisdiction of               File Number)             Identification No.)
    incorporation)


              3800 Howard Hughes Parkway
                    Suite 860A
                 Las Vegas, Nevada                                  89109
    --------------------------------------------             ------------------
      (Address of principal executive offices)                     (Zip Code)


                                 (702) 319-7153
          -------------------------------------------------------------
              (Registrant's telephone number, including area code)

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              ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
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         On  August  3,  2001,  the  Board of  Directors  of  Mid-Power  Service
Corporation ("the Company") determined not to engage Mann, Frankfort, Stein & Lipp, Houston, TX ("Mann"), as the Company's principal accountant to audit and report on the Company's financial statements for the year ended June 30, 2001.

         The report of Mann on the Company's financial statements consisting of consolidated balance sheets as of June 30, 2000, and the related consolidated statements of income, stockholders' equity, and cash flows for the years ended June 30, 2000 and 1999, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles.

         In connection with the Company's two most recent fiscal year audits and any subsequent interim period preceding the dismissal of Mann, there were no disagreements with Mann or reportable events on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its report. In connection with its audit of the Company's 2000 financial statements, Mann noted no matters involving the internal control structure and its operations that it considered to be material weaknesses.

         On August 3, 2001, the Board of Directors of the Company approved the engagement of Hein & Associates, LLP, ("Hein"), Orange, CA, as independent accountant and auditor to report on the Company's financial statements for the year ended June 30, 2001.

         No consultations occurred between the Company and Hein during the two most recent fiscal years and any subsequent interim period prior to Hein's appointment regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, the type of audit opinion that might be rendered on the Company's financial statements, or other information provided that was considered by the Company in reaching a decision as to an accounting, auditing, or financial reporting issue, or (ii) any matter that was the subject of disagreement or a reportable event requiring disclosure under
Item 304(a)(1)(v) of Regulation S-K.

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

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                                ITEM 7. EXHIBITS
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                SEC
Exhibit #   Reference #      Title of Document
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  16.1          16         Letter from Mann, Frankfort, Stein &     This Filing
                           Lipp to the Securities Securities
                           Exchange Commission regarding change
                           in certifying accountant.





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                                   SIGNATURES
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         Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MID-POWER SERVICE CORPORATION



Dated:  August 9, 2001                By:  /s/ Kenneth M. Emter
                                           -------------------------------------
                                           Kenneth M. Emter, Secretary/Treasurer


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